EXHIBIT 10.6

THE SECURITIES REPRESENTED BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”), OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE LAWS, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER THE ACT AND APPLICABLE STATE LAW IS AVAILABLE.

NESTBUILDER.COM CORP.

CONVERTIBLE PROMISSORY NOTE

$12,500.00	August 17, 2018

FOR VALUE RECEIVED, Nestbuilder.com Corp., a Nevada corporation (the “Company”), hereby promises to pay to the order of Julio Fernandez, or his assigns (the “Holder”), in immediately available funds, the total principal sum of Twelve Thousand Five Hundred Dollars ($12,500.00). The principal hereof and any unpaid accrued interest thereon shall be due and payable on or before 5:00 p.m., Eastern Standard Time, on February 28, 2019 (the “Maturity Date”) (unless such payment date is accelerated as provided in Section 3 hereof). Payment of all amounts due hereunder shall be made at the address of the Holder provided for in Section 13 hereof. Simple interest shall accrue on the outstanding principal amount at the rate of two and one-half percent (2.50%) per annum. Interest shall commence with the date hereof and shall continue on the outstanding principal until paid in full.

1. HISTORY OF THE LOAN. This Note is being delivered to the Holder in connection with the loan by the Holder to the Company on or about the date hereof.

2. PREPAYMENT. The Company may, at its option, at any time and from time to time, prepay all or any part of the principal balance of this Note, without penalty or premium, provided that concurrently with each such prepayment the Company shall pay accrued interest on the principal, if any, so prepaid to the date of such prepayment; and provided further that prior to making any such prepayments, the Company shall first deliver to Holder a written notice of the Company’s intention to so prepay all or any part of the principal balance, stating therein the amount the Company intends to prepay (a “Prepayment Notice”), and Holder will have ten (10) days following receipt of any Prepayment Notice within which to give the Company a Notice of Conversion (as hereinafter defined) and elect to convert all or any portion of the principal amount of this Note the Company intends to prepay, as stated in the Prepayment Notice, into the common stock of the Company as provided in this Note.

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3. DEFAULT. The occurrence of any one of the following events shall constitute an Event of Default:

(a) The non-payment, when due, of any principal or interest pursuant to this Note;

(b) The material breach of any representation or warranty in this Note. In the event the Holder becomes aware of a breach of this Section 3(b), the Holder shall notify the Company in writing of such breach and the Company shall have five (5) business days after notice to cure such breach;

(c) The breach of any covenant or undertaking, not otherwise provided for in this Section 3;

(d) The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature; or

(e) The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for twenty (20) days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for twenty (20) days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

Upon the occurrence of any Default or Event of Default, the Holder may, by written notice to the Company, declare all or any portion of the unpaid principal amount due to Holder, together with all accrued interest thereon, immediately due and payable, in which event it shall immediately be and become due and payable, provided that upon the occurrence of an Event of Default as set forth in paragraph (d) or paragraph (e) hereof, all or any portion of the unpaid principal amount due to Holder, together with all accrued interest thereon, shall immediately become due and payable without any such notice.

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4. CONVERSION OF PROMISSORY NOTE.

4.1 Conversion Rights; Conversion Date; Conversion Price. The Holder shall have the right, at its option, at any time from and after the date hereof, to convert the principal amount of this Note, or any portion of such principal amount, and any accrued interest, into that number of fully paid and nonassessable shares of the Company’s common stock (the “Common Stock”) (as such shares shall then be constituted) determined pursuant to this Section 4.1. The number of shares of Common Stock to be issued upon each conversion of this Note shall be determined by dividing the Conversion Amount (as defined below) by the Conversion Price, which shall be $0.12 per share (the “Conversion Price”). Each election will be noticed by a Notice of Conversion, substantially in the form attached hereto as Exhibit A, delivered to the Company by the Holder by facsimile, or other reasonable means of communication, dispatched prior to 5:00 p.m., Eastern Standard Time and in accordance with the terms of Section 13. The term “Conversion Amount” means, with respect to any conversion of this Note, the sum of (1) the principal amount of this Note to be converted in such conversion, plus (2) accrued and unpaid interest, if any, on such principal amount at the interest rates provided in this Note to the Conversion Date.

4.2 Method of Conversion.

(a) Notwithstanding anything to the contrary set forth herein, upon conversion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless the entire unpaid principal amount of this Note is so converted. Rather, records showing the principal amount converted (or otherwise repaid) and the date of such conversion or repayment shall be maintained on a ledger substantially in the form of Annex I attached hereto (a copy of which shall be delivered to the Company with each Notice of Conversion). It is specifically contemplated that the Company shall act as the calculation agent for conversions and repayments. In the event of any dispute or discrepancies, such records maintained by the Company shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following a conversion of a portion of this Note, the principal amount represented by this Note will be the amount indicated on Annex I attached hereto (which may be less than the amount stated on the face hereof).

(b) The Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of shares of Common Stock or other securities or property on conversion of this Note in a name other than that of the Holder (or in street name), and the Company shall not be required to issue or deliver any such shares or other securities or property unless and until the person or persons (other than the Holder or the custodian in whose street name such shares are to be held for the Holder’s account) requesting the issuance thereof shall have paid to the Company the amount of any such tax or shall have established to the satisfaction of the Company that such tax has been paid.

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(c) Upon receipt by the Company of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such conversion and the outstanding principal amount and the amount of accrued and unpaid interest on this Note shall be reduced to reflect such conversion, and, unless the Company defaults on its obligations under this Section 5, all rights with respect to the portion of this Note being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such conversion. If the Holder shall have given a Notice of Conversion as provided herein, the Company’s obligation to issue and deliver the certificates for shares of Common Stock shall be absolute and unconditional, irrespective of the absence of any action by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action by the Holder to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder of record, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder of any obligation to the Company, and irrespective of any other circumstance which might otherwise limit such obligation of the Company to the Holder in connection with such conversion. The date of receipt (including receipt via facsimile) of such Notice of Conversion shall be the Conversion Date so long as it is received before 5:00 p.m., Eastern Standard Time, on such date.

4.3 Limits on Conversion. The Holder shall not be entitled to convert on a Conversion Date that amount of the Note in connection with that number of shares of Common Stock which would be in excess of the sum of (i) the number of shares of Common Stock beneficially owned by the Holder and its affiliates on a Conversion Date, (ii) any Common Stock issuable in connection with the unconverted portion of the Note, and (iii) the number of shares of Common Stock issuable upon the conversion of the Note with respect to which the determination of this provision is being made on a Conversion Date, which would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the outstanding shares of Common Stock of the Company on such Conversion Date. For the purposes of the provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13d-3 thereunder. Subject to the foregoing, the Holder shall not be limited to aggregate conversions of only 4.99% and aggregate conversion by the Holder may exceed 4.99%. The Holder shall have the authority and obligation to determine whether the restriction contained in this Section 4.3 will limit any conversion hereunder and to the extent that the Holder determines that the limitation contained in this Section applies, the determination of which portion of the Notes are convertible shall be the responsibility and obligation of the Holder. The Holder may waive the conversion limitation described in this Section 4.3, in whole or in part, upon and effective after 61 days prior written notice to the Company.

5. TRANSFERABILITY. This Note shall not be transferred, pledged, hypothecated, or assigned by the Company without the express written consent of the Holder. The Holder may, however, transfer, pledge, hypothecate, or assign this Note at any time upon providing five (5) days’ notice to the Company.

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6. INTRUCTIONS TO TRANFER AGENT. The Company undertakes and agrees that no instruction other than the instructions referred to in Sections 6 and 7 and customary stop transfer instructions prior to the repayment of all amounts due under this Note or the sale of the Common Stock will be given to its transfer agent for the Common Stock and that the Common Stock issuable upon conversion of the Note otherwise shall be freely transferable on the books and records of the Company as and to the extent provided in this Note and applicable law. Nothing contained in this Section 6 shall affect in any way Holder’s obligations and agreement to comply with all applicable securities laws upon resale of such Common Stock.

7. SHARE ISSUANCES. The transfer agent shall transmit the certificates evidencing the shares of Common Stock issuable upon conversion of the Note to Holder via express courier, within five (5) business days after receipt by the Company of the Notice of Conversion (the “Delivery Date”).

8. RESERVATION OF COMMON STOCK. The Company shall at all times reserve and keep available out of its authorized shares of common stock, solely for the purpose of issuance upon the conversion of this Note, such number of shares of common stock as would be necessary to convert the entire amount due and owing under the terms of this Note if Holder elected to convert said amount under Section 4 hereof.

9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Holder:

(a) Organization, Good Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Nevada and has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform this Note and to issue and sell this Note. The execution, delivery and performance of this Note by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action. This Note, when executed and delivered, will constitute a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

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(c) Non-contravention. The execution and delivery by the Company of this Note and the issuance of the securities, and the consummation by the Company of the other transactions contemplated hereby and thereby, do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default (or an event which, with notice, lapse of time or both, would constitute a default) under (i) the Articles of Incorporation or Bylaws of the Company or its subsidiaries or (ii) any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company or its subsidiaries is a party or by which its properties or assets are bound, or any law, rule, regulation, decree, judgment or order of any court or public or governmental authority having jurisdiction over the Company or its subsidiaries or any of the Company’s or its subsidiaries’ properties or assets, except as to subparagraph (ii) above such conflict, breach or default which would not have a Material Adverse Effect defined as “any change in or effect on the business of the Company that, individually or in the aggregate (taking into account all other such changes or effects), is, or is reasonably likely to be, materially adverse to the business, assets, liabilities, financial condition or results of operations of the Company, taken as a whole, except to the extent any such change or effect results from or is attributable to changes in general economic conditions or changes affecting the industry generally in which the Company operates (provided that such changes do not affect the Company in a materially disproportionate manner).”

10. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder hereby represents and warrants to the Company that:

(a) the Holder is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act and the securities to be acquired by it upon conversion of the Note (the “Securities”) will be acquired for its own account and, as of the date hereof, not with a view toward, or for sale in connection with, any distribution thereof except in compliance with applicable United States federal and state securities law; provided that the disposition of the Holder’s property shall at all times be and remain within its control;

(b) the Holder represents that, he is not in fact acting only as agent for another Holder that is not a financial institution or other institutional investor, and is acting for his own account or as a bona fide trustee for a trust organized and existing other than for the purpose of acquiring the instant securities;

(c) if the Holder is a corporation or partnership, the execution, delivery and performance of this Note and the acquisition of the Securities pursuant hereto are within the Holder’s corporate or partnership powers, as applicable, and have been duly and validly authorized by all requisite corporate or partnership action;

(d) this Note has been duly executed and delivered by the Holder;

(e) the execution and delivery by the Holder of this Note does not, and the consummation of the transactions contemplated hereby and thereby will not, contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, or (ii) any agreement, judgment, injunction, order, decree or other instrument binding upon such Holder;

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(f) the Holder understands that this Note has not been registered under the Securities Act, or qualified under the securities law of any state, on the ground, among others, that no distribution or public offering of the Securities is to be effected and the Securities will be issued by the Company in connection with a transaction that does not involve any public offering within the meaning the Act, and under any applicable state blue sky authority. The Holder understands that the Company is relying in part on the Holder’s representations as set forth herein for purposes of claiming such exemptions and that the basis for such exemptions may not be present if, notwithstanding the Holder’s representations, the Holder has in mind merely acquiring the Securities for resale on the occurrence or nonoccurrence of some predetermined event. The Holder has no such present intention;

(g) this Note constitutes a valid and binding agreement of the Holder enforceable in accordance with its terms, subject to (i) applicable bankruptcy, insolvency or similar laws affecting the enforceability of creditors rights generally and (ii) equitable principles of general applicability;

(h) the Holder has such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of its investment in the Securities and the Holder is capable of bearing the economic risks of such investment;

(i) the Holder is knowledgeable, sophisticated and experienced in business and financial matters; the Holder has previously invested in securities similar to the Securities and fully understands the limitations on transfer described herein; the Holder has been afforded access to information about the Company and the financial condition, results of operations, property, management and prospects of the Company sufficient to enable it to evaluate its investment in the Securities; the Holder has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and the risks of investing in the Securities; and the Holder has been afforded the opportunity to obtain such additional information which the Company possesses or can acquire that is necessary to verify the accuracy and completeness of the information given to the Holder concerning the Company. The foregoing does not in any way relieve the Company of its representations and other undertakings hereunder, and shall not limit any Holder’s ability to rely thereon; and

(j) no part of the source of funds used by the Holder to acquire the Securities constitutes assets allocated to any separate account maintained by the Holder in which any employee benefit plan (or its related trust) has any interest.

11. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the Party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent as follows:

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If to the Company:	Nestbuilder.com Corp. 201 W. Passaic Street, Suite 301 Rochelle Park, NJ 07662 Attn: President

If to Holder:	Julio Fernandez

or at such other address as the Company or Holder may designate by ten (10) days’ advance written notice to the other parties hereto.

12. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. The Company consents to the jurisdiction of the federal courts whose districts encompass any part of the City of Passaic or the state courts of the State of New Jersey sitting in the City of Passaic in connection with any dispute arising under this Note. The Company hereby irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such courts by the mailing of copies of such process by certified or registered airmail at its address specified in the Section 13 hereof.

13. GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY THEREIN, WITHOUT GIVING EFFECT TO THE RULES OR PRINCIPLES OF CONFLICTS OF LAW.

14. ATTORNEYS FEES. In the event the Holder hereof shall refer this Note to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting the enforcement of the Holder’s rights, including reasonable attorney's fees, whether or not suit is instituted.

15. CONFORMITY WITH LAW. It is the intention of the Company and of the Holder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contracted for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the principal amount of this Note.

16. MISCELLANEOUS. This Note may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. The headings of this Note are for convenience of references and shall not form part of, or affect the interpretation of, this Note. If any provision of this Note shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Note or the validity or enforceability of this Note in any other jurisdiction. This Note may not be amended except by a written instrument signed by both parties hereto. This Note supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof. No modification or waiver of any provision of this Note or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Holder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has executed this Convertible Promissory Note as of the date first written above.

“Company”

Nestbuilder.com Corp.,
a Nevada corporation

/s/ Alex Aliksanyan
By: Alex Aliksanyan
Its: President

The Holder of this Note, by his signature below, agrees to be bound by the provisions of this Note which are expressly binding on such Holder.

“Holder”

Julio Fernandez

[SIGNATURE PAGE TO CONVERTIBLE PROMISSORY NOTE]

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ANNEX I

CONVERSION AND REPAYMENT LEDGER

Date	Principal Balance	Interest Converted or Paid	Principal Converted or Paid	New Principal Balance	Issuer Initials	Holder Initials

Exhibit A

Notice of Conversion

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $______________ of that certain Convertible Promissory Note dated August ____, 2018 into shares of Common Stock of Nestbuilder.com Corp., a Nevada corporation (the “Company”) according to the conditions set forth in such Note, as of the date written below.

If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: ________________________________________________

Applicable Conversion Price: _________________________________________

Signature: ________________________________________________________

[Print Name of Holder and Title of Signer]

Address: ________________________________________________________

  ________________________________________________________

SSN or EIN: _____________________________________________________

Shares are to be registered in the following name:

Name: ________________________________________________

Address: ______________________________________________

Tel: __________________________________________________

Fax: __________________________________________________

SSN or EIN: ___________________________________________

Shares are to be sent or delivered to the following account:

Account Name: _________________________________________

Address: ______________________________________________

Tel: __________________________________________________

Fax: __________________________________________________

SSN or EIN: ___________________________________________